EXHIBIT 99.9
FORM OF TERM NOTE

$3,000,000	October 27, 2008
     For Value Received, the undersigned Avalon Pharmaceuticals, Inc., a Delaware corporation (the “Seller”) promises to pay to the order of Clinical Data, Inc. (the “Buyer”), or its assigns, in lawful money of the United States of America and in immediately available funds, the principal sum of Three Million Dollars ($3,000,000), together with interest thereon as set out herein, at its offices or such other place as Buyer may designate in writing or wire transfer as set forth in Section 3.2 below.
     1. Note Purchase Agreement. This Term Note (this “Note”) is subject to the terms of a certain Note Purchase Agreement of an even date herewith by and between the Seller and the Buyer (as the same may be amended, the “Note Purchase Agreement”). The Buyer is entitled to the benefits of the Note Purchase Agreement and all of the exhibits thereto, and reference is made thereto for a description of all rights and remedies thereunder. Neither reference to the Note Purchase Agreement, nor any provision thereof or security for the other obligations evidenced hereby, shall affect or impair the absolute and unconditional obligation of the Seller to pay the principal amount hereof, together with all interest accrued thereon and expenses, when due. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note Purchase Agreement.
     2. Interest Rate. From the date hereof until such time as all principal, interest and other amounts outstanding hereunder are unconditionally and irrevocably paid and performed in full, interest shall accrue on the unpaid principal amount (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as applicable) equal to a fixed rate of seven percent (7.0%) per annum.
     3. Payments.
          3.1 Payment of Principal and Interest. All outstanding principal and accrued interest under this Note shall be immediately due and payable on the Maturity Date (as defined below).
          3.2 Other Payment Provisions. The Seller shall make each payment hereunder not later than 2:00 P.M. (Eastern standard time) on the day when due, without offset, in lawful money of the United States of America to the Buyer in same day funds at the Buyer’s offices or pursuant to a wire transfer to the Buyer’s designated bank account, which shall initially be:

All payments will be applied in the manner set forth in the Note Purchase Agreement. If the date for any payment or prepayment hereunder falls on a day which is not a business day, then for all purposes of this Note the same shall be deemed to have fallen on the next following business day, and such extension of time shall in such case be included in the computation of payments of interest.
     4. Maturity Date. All of the amounts due hereunder shall be due and payable on the earlier to occur of March 31, 2009, or such earlier date as such maturity may be accelerated pursuant to the terms hereof (the “Maturity Date”).
     5. Prepayment. The obligations under this Note may be prepaid without penalty.
     6. Collateral. This Note is secured by the Collateral under the terms of the Note Purchase Agreement and the Intellectual Property Security Agreement.
     7. Assignment. No assignment or transfer of this Note or Seller’s obligations hereunder is permitted without the prior written consent of the Buyer, and any purported assignment or transfer without the Buyer’s prior written consent shall be invalid. The Buyer may assign its rights hereunder in accordance with Section 9.16 of the Note Purchase Agreement.
     8. Default and Remedies. The occurrence of an Event of Default under the Note Purchase Agreement shall constitute a default hereunder and shall entitle the Buyer to exercise the rights and remedies specified in the Note Purchase Agreement and the various other Investment Documents, as well as those available at law or in equity. These rights and remedies include, but are not limited to, the right of the Buyer to charge interest at the Default Rate, cease making any advances hereunder, accelerate the maturity of this Note and to sell or otherwise dispose of any or all of the Collateral by public or private sale; in each case, subject to and in accordance with the Note Purchase Agreement and the other Investment Documents.
     9. Miscellaneous.
          9.1 Business Purpose of Investment. The Seller represents and warrants that this Note evidences an investment made in the Seller for the purpose of carrying on a business or commercial enterprise.
          9.2 No Usury. This Note is subject to the express condition that at no time shall Seller be obligated or required to pay interest hereunder at a rate which could subject the Buyer to either civil or criminal liability as a result of being in excess of the maximum rate which Seller is permitted by law to contract or agree to pay. If, by the terms of this Note or because the maturity of the indebtedness evidenced by this Note is accelerated for any reason, or in the event of any required or permitted prepayment, Seller is at any time required or obligated to pay interest at a rate in excess of such maximum rate, the rate of interest hereunder shall be deemed to be immediately reduced to such maximum rate and interest payable hereunder shall be computed at such maximum rate and the portion of all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of this Note. Without limiting the foregoing, all calculations of the rate of interest hereunder which are made for the purpose of determining whether the interest rate exceeds such maximum rate shall be made, to the extent

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allowed by law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the loan evidenced hereby, all interest provided for hereunder.
          9.3 Controlling Law. This Note shall be construed in accordance with and governed by the laws of the State of New York, without regard to its principles of conflicts of law. Venue for the adjudication of any claim or dispute arising out of this Note shall be proper only in the state or federal courts resident in Boston, Massachusetts, and Seller hereby consents to such venue and agrees that it shall not be inconvenient and not subject to review by any court other than such courts in Massachusetts. Seller intends that the courts of the jurisdiction in which Seller is incorporated and conducts business should afford full faith and credit to any judgment rendered by a court of the Commonwealth of Massachusetts against Seller hereunder, and should hold that the Massachusetts courts have jurisdiction to enter a valid, in personam judgment against Seller hereunder. Seller agrees that service of any summons or complaint, and other process which may be served in any action, may be made by mailing via registered mail, U.S. certified mail or delivering a copy of such process to Seller, and Seller hereby agrees that this submission to jurisdiction and consent to service of process are reasonable and made for the express benefit of the Buyer.
          9.4 Waiver of Notice and Presentment. Seller hereby waives presentment, demand, notice, protest, stay of execution, and all other defenses to payment generally, assents to the terms hereof, and agrees that any renewal, extension, or postponement of the time for payment or any other indulgence or any substitution, exchange, or release of Collateral may be affected without notice to and without releasing Seller from any liability hereunder.
          9.5 No Rescission Right or Set-Off. This Note is not subject to any valid right of rescission, set-off, abatement, diminution, counterclaim or defense as against the Buyer, including the defense of usury, and the operation of any of the terms of the loan, or the exercise of any right thereunder, will not render the Note unenforceable, in whole or in part, or subject to any right of rescission, set-off, abatement, diminution, counterclaim or defense, including the defense of usury, and the Buyer has not taken any action which would give rise to the assertion of any of the foregoing and no such right of rescission, set-off, abatement, diminution, counterclaim or defense, including the defense of usury, has been asserted with respect thereto.
          9.6 Severability. In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.
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     In Witness Whereof, the undersigned have duly caused this Note to be executed and their respective seals, if any, affixed as of the date first appearing above.

Avalon Pharmaceuticals, Inc.
By:
	Name:	Kenneth C. Carter
	Title:	President and Chief Executive Officer